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FRONT


     COMMON STOCK                    [LOGO]                    COMMON STOCK
         PF                     PAULA FINANCIAL
      [GRAPHIC]                                                  [GRAPHIC]
INCORPORATED UNDER THE LAWS                                   SEE REVERSE FOR
OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS
                                                             CUSIP 703588 10 3


     THIS CERTIFIES THAT


                                       SPECIMEN


     is the record holder of

     FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                                   PAULA FINANCIAL

                                 CERTIFICATE OF STOCK
     transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


    [ILLEGIBLE]                        [SEAL]                     [ILLEGIBLE]
     SECRETARY                                                     PRESIDENT


COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE



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BACK

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


   TEN COM   -     as tenants in common                          UNIF GIFT MIN ACT -................... Custodian..................
   TEN ENT   -     as tenants by the entireties                                          (Cust)                        (Minor)
   JT TEN    -     as joint tenants with right of                                   under Uniform Gifts to Minors
                   survivorship and not as tenants                                  Act............................................
                   in common                                                                              (State)
                                                                 UNIF TRF MIN ACT  -.............. Custodian (until age..).........
                                                                                         (Cust)
                                                                                    ........... under Uniform Transfers
                                                                                      (Minor)
                                                                                    to Minors Act..................................
                                                                                                          (State)


       Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED,               hereby sell, assign and transfer unto
                       ---------------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

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   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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Shares of the common stock represented by the within Certificate, and do hereby

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irrevocably constitute and appoint

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 Attorney to transfer the said stock on the books of the within named

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 Corporation with full power of substitution in the premises.


Dated
     ----------------------


                                   X
                                     ------------------------------------------
                                   X
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                              NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME(S) AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN
                                       EVERY PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed



By
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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



     This certificate also represents Rights that entitle the holder hereof to certain rights as set forth in a Rights Agreement dated as of October 1, 1998 by and between the Corporation and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (as it may be amended from time to time, the "Rights Agreement"), the terms and conditions of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Corporation.

     Under certain circumstances specified in the Rights Agreement, such Rights will be represented by separate certificates and will no longer be represented by this certificate. Under certain circumstances specified in the Rights Agreement, Rights beneficially owned by certain persons may become null and void. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly following receipt of a written request therefor.